Borrower:   DATAMETRICS CORPORATION, a Delaware corporation
Account Number: _______________                    Note Number: ________________
Address:_______________________     BB&T           ___________________, Maryland
        _______________________                    Date:         August 20, 1999

                                 PROMISSORY NOTE

THE UNDERSIGNED REPRESENTS THAT THE LOAN EVIDENCED HEREBY IS BEING OBTAINED FOR BUSINESS/COMMERCIAL OR AGRICULTURAL PURPOSES. For value received, the undersigned, jointly and severally if more than one, promises to pay to BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the "Bank"), or order, at any of Bank's offices in the above referenced city (or such other place or places that may be hereafter designated by Bank), the principal amount of ONE MILLION FIVE HUNDRED THOUSAND * * * Dollars ($1,500,000.00) plus accrued interest theron, in immediately available coin or currency of the United States of America. INTEREST SHALL ACCRUE FROM THE DATE HEREOF ON THE
UNPAID  PRINCIPAL  BALANCE  OUTSTANDING  FROM TIME TO TIME AT THE:

|_|  Fixed rate of ___________________ % per annum.

|X| Variable rate of the Bank's Prime Rate plus .5% per annum to be adjusted DAILY as the Bank's prime Rate changes. If checked here |_| the interest rate will not exceed a(n)|_| fixed average maximum rate of ____ % or |_| a floating maximum rate of the greater of ___% or the Bank's Prime Rate; and the interest rate will not decrease below a fixed minimum rate of ___ %. If an average maximum rate is specified, a determination of any required reimbursement of interest by Bank will be made: |_| when Note is repaid in full by Borrower |_| annually beginning on _____________

|_| Fixed rate of _____% per annum through ________________ which automatically converts on _____________ to a variable rate equal to the Bank's Prime Rate plus _____% per annum which shall be adjusted as such Prime Rate changes.

|_|  ___________________________________________________________________________

     PRINCIPAL AND  INTEREST  ARE PAYABLE AS FOLLOWS

|_| Principal plus any accrued interest not otherwise scheduled herein _______ ___________________________ is due in full at maturity on ______________

|_|  Principal plus accrued interest

|_| Payable in consecutive ____________________ installments of |_| Principal commencing on ____________________ |_| Principal and Interest _____________
     and continued on the same day of each calendar period thereafter, _________ in equal payments of $____________, with one final payment of all remaining principal and accrued interest due on ___________________.

|_| Business ChoiceLine Payment Option: 2% of outstanding balance is payable monthly commencing on _______ and continuing on the same day of each calendar period thereafter, with one final payment of all remaining
     principal  and  accrued  interest  due on   ___________________.

|X| Accrued interest is payable MONTHLY commencing on September 25, 1999 and continuing on the same day of each calendar period thereafter, with one final payment of all remaining principal and accrued costs, fees and interest due on AUGUST 25, 2000.


                                  Page 1 or 8

|_| Bank reserves the right in its sole discretion to adjust the fixed payment due hereunder ____________ on _____________ and continuing on the same day of each calendar period thereafter, in order to maintain an amortization period of no more than ________________ months from the date of this Note. Borrower understands the payment may increase if interest rates increase.

|X| Prior to an event of default, Borrower may borrow, repay, and reborrow hereunder pursuant to the terms of the Loan Agreement, hereinafter defined.

|X| SEE ADDENDUM TO PROMISSORY NOTE FOR ADDITIONAL TERMS, WHICH ARE HEREBY INCORPORATED.

     In addition, the undersigned promises to pay to Bank, or order, a late fee in the amount of five percent (5%) of any installment past due for fifteen (15) or more days. When any installment payment is past due for fifteen (15) or more days, subsequent payments shall first be applied to the past due balance. All interest shall be computed and charged for the actual number of days elapsed on the basis of a year consisting of three hundred sixty (360) days. In the event periodic accruals of interest shall exceed any periodic fixed payment amount described above, the fixed payment amount shall be immediately increased, or additional supplemental interest payments required on the same periodic basis as specified above (increased fixed payments or supplemental payments to be determined in the Bank's sole discretion), in such amounts and at such times as shall be necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the fixed payment amount or supplemental payments shall remain in effect for so long as the interest accruals shall exceed the original fixed payment amount and shall be further adjusted upward or downward to reflect changes in the variable interest rate; provided that unless elected otherwise above, the fixed payment amount shall not be reduced below the original fixed payment amount. However, Bank shall have the right, in its sole discretion, to lower the fixed payment amount below the original payment amount.

     This Promissory Note ("NOTE") is given by the undersigned pursuant to and/
     or in connection with the following agreements  and instruments:   (if any)
     Deed(s) of Trust/S.C. Mortgage(s) granted in favor of Bank as beneficiary / mortgagee:

|_|  dated ___________________ in the maximum principal amount of $ ____________
     granted by ________________________________________________________________

|_|  dated ___________________ in the maximum principal amount of $ ____________
     granted by ________________________________________________________________
     Security Agreement(s) granting a security interest to Bank: _______________

|X| dated AUGUST 20, 1999 granted by DATAMETRICS CORPORATION, A DELAWARE CORPORATION

|_|  dated _________________ granted by ________________________________________

|X| Loan Agreement dated AUGUST 20, 1999 executed by DATAMETRICS CORPORATION, A DELAWARE CORPORATION

|X|  LIMITED RECOURSE GUARANTY EXECUTED BY  ROY DOUMANIU AND CARL K. DOUMANI

|X| STANDBY LETTER OF CREDIT IN THE AGGREGATE AMOUNT OF ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00).

     All of the terms, conditions an covenants Of the above described instruments and agreements and instruments (the "Agreements") are expressly made a part of this Note by reference in the same manner and with the same effect as if set forth herein at length and any holder of this Note is entitled to the benefits of and remedies provided in the Agreements and any other agreements by and between the undersigned and the Bank.

     In addition to collateral pledged pursuant to the terms of the Agreements (if any) described above, the undersigned, as collateral security for the indebtedness evidenced by this Note, hereby grants the Bank a security interest and lien in and to all deposit accounts, certificates of deposit, securities and stocks now or hereafter in Bank's possession or on deposit with the Bank including but not limited to the following pledged to Bank: BB&T Savings Account(s)/Instruments(s), including all renewals, amendments, and proceeds thereof (if applicable):

|_|  # __________________ in the amount of $ ________________ in the name(s) of

|_|  # __________________ in the amount of $ ________________ in the name(s) of

|_|  ___________________________________________________________________________

     If any stock or securities are pledged to Bank herein, the pledge and security interest includes all cash dividends, stock dividends and splits, reissued shares, substituted shares, and all proceeds thereof, which the undersigned promises to deliver to Bank.

     No delay or omission on the part of the Note holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Note holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or of any other right on any future occasion. Each of the undersigned and every endorser or guarantor of this Note regardless of the time, order or place of signing, waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the Note holder collateral for this Note, and to the additions or releases of any other parties or persons primarily or secondarily liable herefor.

     The failure to pay any part of the principal or interest when due on this Note or to fully perform any covenant, obligation or warranty on this or on any other liability to the Bank by any one or more of the undersigned, by any affiliate of the undersigned as defined in 11 USC Section (101) (2)), or by any guarantor or surety of this Note (such affiliate, guarantor, and surety each herein called Obligor), or if any financial statement or other representation made to the Bank by any of the undersigned or any Obligor shall be found to be materially incorrect or incomplete, or in the event of default under any of the Agreements or any other obligation of any of the undersigned or any Obligor in favor of the Bank, or in the event the Bank demands that the undersigned secure or provide additional security for its obligations under this Note and security deemed adequate and sufficient by the Bank is not given when demanded, or in the event one or more of the undersigned or any Obligor shall die, terminate its existence, allow the appointment of a receiver for any part of its property, make an assignment for the benefit of creditors, or where a proceeding under bankruptcy or insolvency laws is initiated by or against any of the undersigned or any Obligor, or in the event the Bank should otherwise in good faith deem itself, its security interest, or any collateral unsafe or insecure; or should the Bank in good faith believe that the prospect of payment or other performance is impaired, or if there is an attachment, execution, or other judicial seizure of all or any portion of the Borrower's or any Obligor's assets, including an action or proceeding to seize any funds on deposit with the Bank, and such seizure is not discharged within 20 days, or if final judgment for the payment of money shall be rendered against the Borrower or any Obligor which is not covered by insurance and shall remain undischarged for a period of 30 days unless such judgment or execution thereon is effectively stayed, or the termination of any guaranty agreement given in connection with this Note, then any one of the same shall be a material default hereunder, and this Note and other debts due the Bank by any one or more of undersigned shall immediately become due and payable without notice, at the option of the Bank. From and after any event of default hereunder, interest shall accrue on the sum of the principal balance and accrued interest then outstanding at the variable rate equal to the Bank's Prime Rate plus 5% per annum ("Default Rate"), provided that such rate shall not exceed at any time the highest rate of interest permitted by the laws of the State of Maryland; and further provided that such rate shall apply after judgement. In the event of any default, the then remaining unpaid principal amount and accrued but unpaid interest then outstanding shall bear interest at the Default Rate called for hereunder until such principal and interest have been paid in full. In addition, upon default, the Bank may pursue its full legal remedies at law or equity, and the balance due hereunder may be charged against any obligation of the Bank to any party including any Obligor. BANK SHALL NOT BE OBLIGATED TO ACCEPT ANY CHECK, MONEY ORDER, OR OTHER PAYMENT INSTRUMENT MARKED "PAYMENT IN FULL" ON ANY DISPUTED AMOUNT DUE HEREUNDER, AND BANK EXPRESSLY RESERVES THE RIGHT TO REJECT ALL SUCH PAYMENT INSTRUMENTS. BORROWER AGREES THAT TENDER OF ITS CHECK OR OTHER PAYMENT INSTRUMENT SO MARKED WILL NOT SATISFY OR DISCHARGE ITS OBLIGATION UNDER THIS NOTE, DISPUTED OR OTHERWISE, EVEN IF SUCH CHECK OR PAYMENT INSTRUMENT IS INADVERTENTLY PROCESSED BY BANK UNLESS IN FACT SUCH PAYMENT IS IN FACT SUFFICIENT TO PAY THE AMOUNT DUE HEREUNDER. IF THIS NOTE IS PLACED WITH AN ATTORNEY FOR COLLECTION, THE UNDERSIGNED AGREES TO PAY, IN ADDITION TO PRINCIPAL AND INTEREST, ALL COSTS OF COLLECTION, INCLUDING BUT NOT LIMITED TO REASONABLE ATTORNEYS' FEES.

     The term "Prime Rate," if used herein, means the rate of interest per annum announced by the Bank from time to time and adopted as its Prime Rate, which is one of several rate indexes employed by the Bank when extending credit. Any change in the interest rate resulting from a change in the Bank's Prime Rate shall become effective as of the opening of business on the effective date of the change. All obligations of the undersigned and of any Obligor shall bind his heirs, executors, administrators, successors, and assigns. Use of the masculine pronoun herein shall include the feminine and the neuter, and also the plural. If more than one party shall execute this Note, the term "undersigned" as used herein shall mean all the parties signing this Note and each of them, and all such parties shall be jointly and severally obligated hereunder. Wherever possible, each provision of this Note shall be interpreted in such a manner to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. The proceeds of the loan evidenced by this Note may be paid to any one or more of the undersigned. From time to time the maturity date of this Note may be extended, or this Note may be renewed in whole or in part, or a new note of different form any be substituted for this Note, or the rate of interest may be modified, or changes may be made in consideration of loan extensions, and the Note holder, from time to time may waive or surrender, either in whole or in part any rights, guaranties, secured interest, or liens, given for the benefit of the Note holder in connection with the payment and the securing the payment of this Note; but no such occurrence shall in any manner affect, limit, modify, or otherwise impair any rights, guaranties or security of the Note holder not specifically waived, released, or surrendered in writing, nor shall the undersigned Borrower makers, or any obligor either primarily or contingently, be released from such event. The Note holder, from time to time, shall have the unlimited right to release any person who might be liable hereon, and such release shall not affect or discharge the liability of any other person who is or might be liable hereon. No waivers and modifications shall be valid unless in writing and signed by the Bank. The Bank may, at its option, charge any fees for the modification, renewal, extension, or amendment of any of the terms of the Note permitted by applicable laws. In case of a conflict between the terms of this Note and the Loan Agreement or Commitment Letter issued in connection herewith, the priority of controlling terms shall be first this Note, then the Loan Agreement, and then the Commitment Letter if the Commitment Letter survives closing. This Note shall be governed by and construed in accordance with the laws of Maryland.

                      CREDIT LIFE AND DISABILITY INSURANCE
                      ------------------------------------

Subject to certain underwriting criteria and limitations, INDIVIDUAL BORROWERS AND ADDITIONAL CO-MAKERS HAVE THE RIGHT TO REQUEST CREDIT LIFE AND DISABILITY INSURANCE PROTECTION FOR THIS LOAN. One or two Borrowers/Co-makers may be covered by BB&T Credit Lite lnsurance and one Borrower/Co-maker may be covered by BB&T Credit Disability Insurance. However, the purchase of credit life and credit disability insurance from the Bank is not a condition of obtaining this loan.


     1, the undersigned, desire the credit insurance with the cost and terms described below and promise to pay the premium of such insurance coverage. I understand that I may cancel this credit insurance at any time.


     |_| Product I: Complete the following: |_| Fidelity Security Insurance Company Flex Plan (Complete separate appplication)

     CREDIT LIFE INSURANCE          Effective Date      Term in Mos.   Initial Ins. Amount  Credit Life Premium
     |_|   Single  |_|   Level
     |_|   Joint   |_|   Decreasing ______________      ___________    $__________________    $________________
     CREDIT DISABILITY INSURANCE    Monthly Benefit Amount             Credit Disability Premium
     Effective Date and Terms in Mos.
     Same as Credit Life Insurance Above

     -------------------------      $----------------------            $--------------------------

Credit Disability Insurance is subject to a 14-day elimination period and a 60-month maximum benefit period. Only the Borrower or Co-Maker who signs the first line under "Signature(s) of Borrower" is covered by Credit Disability Insurance.

Signature(s) of Borrowers                       Total Credit Life and Disability
                                                      Insurance Premium


------------------------------------
   Signature of Primary Borrower

------------------------------------           $________________________________
   Signature of Secondary Borrower



                         (SIGNATURES ON FOLLOWING PAGE)

                                      BB&T
                         PROMISSORY NOTE SIGNATURE PAGE


Borrower:            DATAMETRICS CORPORATION, a Delaware corporation

Account Number: ____________________                  Note Number : ____________

Note Amount: _______________________                  Date:    August 20, 1999
                                                               -----------------

NOTICE OF RIGHT TO COPY OF APPRAISAL: If a 1-4 family residential dwelling is pledged as collateral for this Note, you, the undersigned, have a right to a copy of the real estate appraisal report used in connection with your application for credit. If you wish to receive a copy, please notify the Bank in writing at the branch office where you applied for credit. You must mail or deliver your request to the Bank no later than 90 days after the date of this Note. In your request letter, please provide your name, mailing address, appraised property address, the date of this Note, and the Account and Note Numbers shown on the front of this Note.

SHARING OF INFORMATION WITH AFFILIATES. Applicable law permits Bank to share information with third parties about its credit and account history with you. Applicable law also permits Bank to share additional information about you and your accounts with companies related to BB&T by common ownership or control ("Affiliates"). We provide this additional information to our Affiliates so that you may receive special offers and promotions from our Affiliates. You may request that Bank not furnish this additional information (other than credit and account history) to our Affiliates by writing to Branch Banking and Trust Company, Client Services Administration, P.O. Box 1847, Wilson, North Carolina 27894-1847. Please include your name, address, telephone number, account number (if known), and social security (tax identification) number. Due to marketing programs already in progress, please allow a reasonable period of time for your request to take effect. In order for us to communicate important loan or deposit account information, we will continue to notify you through occasional statement inserts or other customer service mailings. Please be aware that state and federal laws impose certain mandatory disclosures of customer information by financial institutions. We must comply with laws that require mandatory production or disclosure.

IN WITNESS WHEREOF, the undersigned, on the day and year first written above, has caused this note to be executed under seal.


                          IF BORROWER IS A CORPORATION:


ATTEST:                          DATAMETRICS CORPORATION, a Delaware corporation
                                 NAME OF CORPORATION

Title:                           By:  /s/ Daniel P. Ginns
                                      Daniel P. Ginns, Chairman of the Board

                                      Title: Chief Executive Officer

     (Affix seal or
     insert name of
     corporation in
     seal to adopt as
     seal of Borrower)           By:____________________________________________

                                 Title:_________________________________________

            IF BORROWER IS A PARTNERSHIP, LIMITED LIABILITY COMPANY,
                        OR LIMETED LIABLILTY PARTNERSHIP

WITNESS:                           _____________________________________________
                                                NAME OF PARTNERSHIP, LLC, OR LLP


___________________________        By:___________________________________ (SEAL)
                                           GENERAL PARTNER OR MANAGER


___________________________        By:____________________________________(SEAL)
                                           GENERAL PARTNER OR MANAGER


___________________________        By:____________________________________(SEAL)
                                           GENERAL PARTNER OR MANAGER

                          IF BORROWER IS AN INDIVIDAUL


WITNESS:                             ____________________________________ (SEAL)


__________________________           ____________________________________ (SEAL)

                              ADDITONAL  CO-MAKERS


WITNESS:                             ____________________________________ (SEAL)


____________________________         ____________________________________ (SEAL)


____________________________         _____________________________________(SEAL)


____________________________         ____________________________________ (SEAL)


____________________________         _____________________________________(SEAL)

                           ADDENDUM TO PROMISSORY NOTE

WITNESSETH:

     The following additional terms are incorporated into the Promissory Note dated August 20, 1999, by and between Branch Banking and Trust Company (the "Bank"), and Datametrics Corporation, a Delaware corporation (the "Borrower"):

     1. Notices. The Bank shall give Borrower written notice of any default, and the Borrower shall thereafter have ten (10) business days to cure said default. Notices shall be given to Borrower by hand-delivery to the Borrower's office located at 25 B Hanover Road, Suite 305, Florham Park, New Jersey 07932, or sent via facsimile transmission to (973) 377-5736, or sent by overnight mail via a nationally recognized overnight delivery service to either of Borrower's addresses listed above, or by United States mail, first-class and postage prepaid to either of Borrower's addresses listed above. All notices required or permitted to be given hereunder to the Bank shall be hand-delivered to the Lender at 3505 Hamilton Street, Hyattsville, Maryland 20782, Attn: Commercial Lending, or sent by United States Mail, postage prepaid, registered or certified with return receipt requested to the aforesaid address.

     If any written notice is mailed via first-class mail, it shall be deemed effective on the earlier of actual receipt or on the third (3rd) calendar day following date of mailing; notices sent by overnight delivery shall be effective twenty-four (24) hours after being deposited with the overnight delivery company; and notice delivered in person, by registered or certified mail, or by facsimile transmission shall be effective upon actual delivery or transmission.
 Any party may change its address or facsimile number for notice hereunder to another location within the continental United States by giving thirty (30) days written notice to the other party in the manner set forth above.

     2. CONFESSED JUDGMENT. UPON THE OCCURRENCE OF A DEFAULT WITHOUT CURE THEREOF WITHIN ANY APPLICABLE CURE PERIODS, BORROWER HEREBY AUTHORIZES ANY ATTORNEY DESIGNATED BY THE BANK OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR BORROWER IN ANY COURT OF RECORD AND CONFESS JUDGMENT WITHOUT PRIOR HEARING AGAINST BORROWER IN FAVOR OF THE BANK FOR, AND IN THE AMOUNT OF, THE UNPAID BALANCE OF THE PRINCIPAL AMOUNT OF THIS NOTE, ALL INTEREST ACCRUED AND UNPAID THEREON, ALL OTHER AMOUNTS PAYABLE BY BORROWER TO THE BANK UNDER THE TERMS OF THIS NOTE OR ANY OTHER AGREEMENT, DOCUMENTS, INSTRUMENT EVIDENCING, SECURING OR GUARANTYING THE OBLIGATIONS EVIDENCED BY THIS NOTE, COSTS OF SUIT, AND REASONABLE ATTORNEY'S FEES.

                                  Page 9 or 8

     Borrower hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which Borrower may otherwise be entitled under the laws of the United States of America or of any state or possession of the United States of America now in force and which may hereafter be enacted. The authority and power to appear for and enter judgment against Borrower shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as the Bank shall deem necessary or desirable, for all of which this Note shall be a sufficient warrant.

                         [Signatures on following page.]

                                  BORROWER:

Attest:                           DATAMETRICS CORPORATION, a
                                    Delaware corporation


__________________________      By:  /s/ Daniel P. Ginns       (Seal)
                                     ------------------------------------------
                                    Daniel P. Ginns, Chairman of the Board,
                                    Chief Executive Officer

                                  Page 10 of 8